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                                                                   EXHIBIT 10.23

                             SECURED PROMISSORY NOTE

$167,230.53                                              Santa Clara, California
                                                   Effective as of June 14, 2000


     FOR VALUE RECEIVED, the undersigned, _______________, an individual ("Borrower"), promises to pay to the order of SONICblue INCORPORATED (formerly S3 Incorporated), a Delaware corporation (the "Corporation"), the principal sum of one hundred sixty-seven thousand two hundred thirty dollars and fifty three cents ($167,230.53) payable on June 14, 2003, or such other later date as the parties shall mutually agree (the "Maturity Date"). This Note shall bear interest from the date hereof on the unpaid principal and accrued but unpaid interest at the rate of six and fifty three-hundredths percent (6.53%) per annum, the aggregate interest to be payable on the Maturity Date. From and after the Maturity Date, or such earlier date of an Event of Default (as defined below), this Note shall bear interest on the unpaid principal and accrued but unpaid interest at the rate of six and fifty three-hundredths percent (6.53%) until paid in full. Notwithstanding any provision of this Note, it is the intent and agreement of the parties that in the event any interest specified herein is found to violate any applicable law or regulation, this Note shall be construed or deemed amended so that the interest is reduced to the extent necessary to comply with such applicable law or regulation.

     The obligations hereunder shall be non-recourse to the Borrower and the Corporation's sole recourse upon an Event of Default (as defined herein) shall be to act on the 46,431 shares of Series D Preferred Stock of RioPort, Inc., a Delaware corporation ("RioPort"), pledged pursuant to a Security Agreement of even date herewith which is on filed with the Secretary of the Corporation.

     The occurrence of any of the following shall constitute an "Event of Default" under this Note: (i) Borrower shall fail to pay when due any principal or other amounts payable under this Note; (ii) Borrower shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property; Borrower shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time (the "Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower; or (iii) Borrower is no longer a member of the Board of Directors of the Corporation. Upon the occurrence of any Event of Default under this Note (and if such Event of Default shall not have been cured, waived or postponed pursuant to a written agreement entered into between Borrower and the Corporation within thirty (30) days after (x) written notice of such Event of Default from either Borrower or the Corporation to the other party with respect to an Event of Default pursuant to subsection (i) of this paragraph or (y) the date of occurrence of an Event of Default pursuant to subsection (ii) or (iii) of this paragraph), (a) all indebtedness of Borrower under this Note, any term hereof to the contrary notwithstanding, shall at the Corporation's option become immediately due and payable without presentment, demand,

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protest or notice of dishonor, all of which are expressly waived by Borrower and
(b) the Corporation shall have all rights, powers and remedies available under each of the Note and the Security Agreement, or accorded by law, including, without limitation, the right to resort to any or all security subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law; provided, however, that after such acceleration the Corporation may rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of accelerated principal or premium, if any, that has become due solely because of the acceleration, have been cured or waived. All rights, powers and remedies of the Corporation may be exercised at any time by the Corporation and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

     If payment is not made when due, and if action is instituted on this Note, the undersigned agrees to pay reasonable attorneys' fees and costs of suit as fixed by the court.

     The undersigned shall have the right to prepay all or any part of the unpaid principal amount and accrued interest of this Note without premium at any time prior to the maturity hereof.

     This Note shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflict of laws.

     IN WITNESS WHEREOF, the undersigned has caused this note to be signed, dated and delivered as of the day and year first above written.


                                      ---------------------------------
                                              [Name of Director]


                                      -2-
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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), effective as of June 14, 2000, by and between _______________, an individual ("Purchaser"), and SONICblue INCORPORATED (formerly S3 Incorporated), a Delaware corporation (the "Corporation"),

                              W I T N E S S E T H:

     WHEREAS, on June 14, 2000, Purchaser and the Corporation entered into a Stock Purchase Agreement by and among Purchaser, RioPort, Inc., a Delaware corporation ("RioPort"), and the other investors listed therein, pursuant to which Purchaser agreed to purchase 46,431 shares of Series D Preferred Stock of RioPort (the "Shares"), for an aggregate purchase price of $167,276,96;

     WHEREAS, the Corporation has advanced to Purchaser the purchase price for the Shares (less the par value thereof) and has paid to RioPort such purchase price, and Purchaser has executed and delivered to the Corporation a Promissory
Note in the principal amount of $167,230.53 (the "Note") for the purchase price of the Shares; and

     WHEREAS, Purchaser has agreed to pledge 46,431 shares of RioPort Series D Preferred Stock to the Corporation as security for the payment of the Note:

     NOW, THEREFORE, the parties agree as follows:

     1. Purchaser hereby delivers to the Corporation a certificate for 46,431 shares of Series D Preferred Stock of RioPort, together with two assignments separate from certificate (the "Assignments") signed by Purchaser. Purchaser hereby pledges said stock as security for the payment of the Note. In an Event of Default (as defined in the Note), Purchaser hereby appoints the Corporation as Purchaser's true and lawful attorney to take such action as may be necessary or appropriate to cause said stock to be transferred into the name of the Corporation, or to any purchaser thereof.

     2. The Corporation agrees to hold said stock as security for the payment of the Note thereon as therein provided, and the Corporation shall not at any time dispose of said stock or encumber same, except as otherwise provided herein.

     3. At all times while the Corporation is holding said stock as security hereunder, the Corporation shall (a) collect all dividends declared thereon and shall credit the same against principal of the Note, as part payment thereon, and (b) collect and hold any other securities and/or other property distributed on account of such stock, all of which shall be pledged to the Corporation hereunder.

     4. While the Corporation holds said stock as security hereunder, Purchaser shall have the right to vote the same at all meetings of the shareholders of the Corporation, so long as Purchaser is not in default in the performance of any of the terms of this Agreement, or in the payments due under the Note.

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     5.   Upon repayment of the balance of the Note and other charges due thereon, the Corporation shall redeliver to Purchaser the certificates for said stock, and the Assignments.

     6. In the event Purchaser shall fail to perform any of the terms of this Agreement, or there occurs an Event of Default under the Note, the Corporation shall have all the rights and remedies of a creditor and secured party at law and in equity, including the rights and remedies provided under the California Uniform Commercial Code, and without limiting the foregoing, the Corporation may, after fifteen days' prior written notice to Purchaser by certified mail at Purchaser's residence or business address, sell any or all of the stock pledged hereunder in such manner and for such price as the Corporation may determine, and out of the proceeds of such sale the Corporation may retain an amount sufficient to pay the principal then due on the Note, together with expenses of the sale and reasonable attorneys' fees, and the Corporation shall pay the balance of said proceeds, if any, to Purchaser. At any bona fide sale which qualifies as a public sale under the California Uniform Commercial Code, the Corporation may (if the Corporation is the highest bidder) purchase all or any part of said stock at such price as the Corporation deems proper. Purchaser shall be liable for any deficiency remaining following exercise by the Corporation of its rights hereunder.

     7. Provided Purchaser has not failed to perform on a timely basis any of Purchaser's obligations under the Note or this Agreement, the Corporation will release the shares from the pledge hereunder upon payment in full of the Note.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.



                                                 -------------------------------
                                                      [Name of Director]



                                                 S3 INCORPORATED

                                                 By
                                                   -----------------------------

                                                 Title
                                                      --------------------------

                                      -2-
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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, __________________ ("Stockholder") hereby sells, assigns and transfers unto SONICblue Incorporated (formerly S3 Incorporated), a Delaware corporation (the "Company"), ____________ (___) shares of Series D Preferred Stock of RioPort, Inc., a Delaware corporation ("RioPort"), represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of RioPort with full power of substitution in the premises.

     Dated: __________, ____



                                --------------------------------------
                                          [Name of Director]


                                 SPOUSAL CONSENT

     ________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                --------------------------------------
                                               Signature


                                --------------------------------------
                                               Print Name

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS RIGHTS SET FORTH IN THE SECURITY AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.


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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, __________________ ("Stockholder") hereby sells, assigns and transfers unto SONICblue Incorporated (formerly S3 Incorporated), a Delaware corporation (the "Company"), ____________ (___) shares of Series D Preferred Stock of RioPort, Inc., a Delaware corporation ("RioPort"), represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of RioPort with full power of substitution in the premises.

     Dated: __________, ____




                                --------------------------------------
                                          [Name of Director]


                                 SPOUSAL CONSENT

     ________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.



                                --------------------------------------
                                               Signature


                                --------------------------------------
                                               Print Name


INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS RIGHTS SET FORTH IN THE SECURITY AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.